UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2008
PARALLEL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-13305	75-1971716
(Commission file number )	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of principal executive offices)	(Zip code)
(432) 684-3727
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     Stock Option Grants to Executive Officers
     At a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Parallel Petroleum Corporation (the “Company”) held on June 12, 2008, the Committee approved and granted nonqualified stock options to each of the Company’s executive officers as follows:

	Number of
Name of	Shares of
Executive Officer	Common Stock
and Position	Underlying
with Company	Stock Option	Exercise Price
Larry C. Oldham	80,000	$20.91
Chief Executive Officer

Donald E. Tiffin	80,000	$20.91
Chief Operating Officer

Steven D. Foster	40,000	$20.91
Chief Financial Officer

John S. Rutherford	27,500	$20.91
Vice President of Land and Administration

Eric A. Bayley	27,500	$20.91
Vice President of Engineering
     The exercise price of the options is the grant date closing sales price of the Company’s common stock on the Nasdaq Global Market.
     All of the options are for a term of ten years and vest in four equal annual installments beginning on June 12, 2009.
     The form of nonqualified stock option agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.
     Change in Annual Cash Compensation
     Effective July 1, 2008, Steven D. Foster’s annual base salary was increased $40,000, from $210,000 to $250,000 per year.
     Nonemployee Director Compensation
     The Committee also set each nonemployee Director’s total annual compensation at $115,000, which represents the median amount of fees paid to nonemployee directors of the Company’s peer group. The total fees for 2008 will include cash payments of $50,000 and stock grants having a value of $65,000. In furtherance of the Committee’s actions, the Committee approved and awarded stock grants to the four nonemployee Directors of the Company, including Jeffrey G. Shrader, Martin B. Oring, Ray M. Poage and Edward A. Nash. Each nonemployee Director was awarded 1,912 shares of common stock, representing $40,000 divided by $20.91, the closing price of the Company’s common stock on June 12, 2008, the date of grant.
     The form of Stock Award Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.
     As we have previously reported, our nonemployee Directors currently receive an annual $50,000 cash retainer fee, and shares of common stock having a value of $25,000 are granted to each nonemployee Director on July 1 of each year under our 2004 Nonemployee Directors Stock Grant Plan.
     In addition to the stock grants described above, Edward A. Nash was also awarded a one-time restricted stock grant of 10,000 shares of common stock. This stock grant vests in four equal annual installments beginning on June 12, 2008.
     The form of Restricted Stock Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Incentive and Retention Plan
     The Committee also determined to “freeze” eligibility for participation in the Company’s Incentive and Retention Plan to those officers, employees and consultants that have rendered services to the Company prior to June 12, 2008.
     The Incentive and Retention Plan is incorporated herein by reference as Exhibit 10.5.
Other Committee Actions
     At its June 12, 2008 meeting, the Committee also established certain preliminary performance metrics that will be applied in connection with future awards of annual cash bonuses to the Company’s executive officers. The applicable metrics, which are subject to further review and finalization, include profit or net cash flow growth, production growth, proved developed producing reserve growth, finding and development costs, and lease operating expenses. Year over year percentage changes in each of these Company metrics will be compared to the percentage changes of these same metrics within our peer group.
     The exact metrics and weights will be decided at a future meeting of the Committee, after which time the Company will file on Form 8-K with the Securities and Exchange Commission additional details regarding the exact metrics and comparative rankings to the Company’s peer group.
     The Company’s peer group is Bill Barrett Corporation, Rosetta Resources, Inc., Petroleum Development Corporation, Concho Resources Inc., PetroQuest Energy, Inc., Venoco, Inc., Delta Petroleum Corporation, Edge Petroleum Corporation, Carrizo Oil & Gas, Inc., Legacy Reserves LP, Goodrich Petroleum Corporation, Gulfport Energy Corporation, Arena Resources, Inc., TXCO Resources Inc., GMX Resources Inc., Warren Resources, Inc., Rex Energy Corporation and Abraxas Petroleum Corporation.
     Generally, the amount of annual cash bonuses will vary depending on where the Company’s performance falls within a ranking of the Company’s peer group, with potential payments ranging from 0% to 200% of each executive’s individual target award. Target awards are a percentage of annual base salary. The target awards for each executive officer’s cash bonuses are as follows:

Name	Percent of Base Salary
Larry C. Oldham	70.0%

Donald E. Tiffin	65.0%

Steven D. Foster	50.0%

Eric A. Bayley	50.0%

John S. Rutherford	50.0%

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

10.1	2008 Long-Term Incentive Plan (Incorporated herein by reference to Exhibit 10.1 of Form 8-K, dated March 27, 2008, and filed with the Securities and Exchange Commission on April 2, 2008)

10.2	Form of Nonqualified Stock Option Agreement

10.3	Form of Stock Award Agreement

10.4	Form of Restricted Stock Agreement

10.5	Incentive and Retention Plan (Incorporated herein by reference to Exhibit 10.7 of Form 10-K of the Registrant for the fiscal year ended December 31, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION
By:	/s/ Larry C. Oldham
Larry C. Oldham, President
and Chief Executive Officer

Dated: June 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	2008 Long-Term Incentive Plan (Incorporated herein by reference to Exhibit 10.1 of Form 8-K, dated March 27, 2008, and filed with the Securities and Exchange Commission on April 2, 2008)

10.2	Form of Nonqualified Stock Option Agreement

10.3	Form of Stock Award Agreement

10.4	Form of Restricted Stock Agreement

10.5	Incentive and Retention Plan (Incorporated herein by reference to Exhibit 10.7 of Form 10-K of the Registrant for the fiscal year ended December 31, 2006)